CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 13.6% of the mortgage loans do not provide for any payments of principal in the first two, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	380
Total Outstanding Loan Balance	$64,933,187*	Min	Max
Average Loan Current Balance	$170,877	$5,205	$749,010
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.62%	5.40%	13.50%
Arm Weighted Average Coupon	7.55%
Fixed Weighted Average Coupon	8.46%
Weighted Average Margin	6.33%	2.25%	9.00%
Weighted Average FICO (Non-Zero)	657
Weighted Average Age (Months)	2
% First Liens	99.1%
% Second Liens	0.9%
% Arms	92.9%
% Fixed	7.1%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$66,000,000] of the total [$1,500,000,100] collateral shall consist of investor properties.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	2	594,411	0.9	5.4	61	609
5.51 - 6.00	1	332,305	0.5	5.95	83.5	578
6.01 - 6.50	14	3,068,909	4.7	6.28	77.8	693
6.51 - 7.00	54	13,469,327	20.7	6.8	82	670
7.01 - 7.50	71	15,106,794	23.3	7.3	84.7	667
7.51 - 8.00	84	16,290,980	25.1	7.79	82.6	665
8.01 - 8.50	53	8,173,933	12.6	8.24	79.5	637
8.51 - 9.00	31	4,103,674	6.3	8.71	84.6	624
9.01 - 9.50	12	2,065,389	3.2	9.36	73	611
9.51 - 10.00	11	790,745	1.2	9.82	79.6	565
10.01 - 10.50	2	133,887	0.2	10.23	80	541
10.51 - 11.00	4	223,071	0.3	10.75	76.9	564
11.01 - 11.50	4	61,691	0.1	11.5	95	633
11.51 - 12.00	14	174,829	0.3	11.9	94.9	642
12.01 - 12.50	16	199,789	0.3	12.37	94.1	639
12.51 - 13.00	2	47,382	0.1	12.82	95	630
13.01 - 13.50	5	96,070	0.1	13.28	94.5	683
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	5	453,211	0.7	9.43	78.5	520
526 - 550	8	907,585	1.4	9.22	66.1	541
551 - 575	28	4,638,809	7.1	8.37	77.7	564
576 - 600	29	5,662,659	8.7	7.44	77.7	589
601 - 625	53	8,723,144	13.4	7.62	83	611
626 - 650	63	8,786,455	13.5	7.78	81.8	637
651 - 675	63	11,117,500	17.1	7.45	84.7	664
676 - 700	53	9,130,129	14.1	7.44	83.3	689
701 - 725	35	7,049,698	10.9	7.5	82.9	713
726 - 750	23	4,946,169	7.6	7.3	85.1	738
751 - 775	13	1,749,272	2.7	7.76	83.8	760
776 - 800	6	1,636,795	2.5	7.24	75.3	781
801 - 825	1	131,761	0.2	6.5	75.9	811
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	48	881,593	1.4	10.86	87.2	643
50,001 - 100,000	99	7,158,304	11	8.26	81.2	644
100,001 - 150,000	72	8,822,124	13.6	7.75	84.1	657
150,001 - 200,000	44	7,590,106	11.7	7.46	81.9	666
200,001 - 250,000	32	7,117,531	11	7.68	80.3	646
250,001 - 300,000	17	4,631,902	7.1	7.35	84.4	668
300,001 - 350,000	22	7,089,787	10.9	7.59	83.8	657
350,001 - 400,000	12	4,571,057	7	7.3	78.3	664
400,001 - 450,000	10	4,281,677	6.6	7.32	82.7	655
450,001 - 500,000	12	5,799,499	8.9	6.97	83.6	644
500,001 - 550,000	4	2,084,258	3.2	7.86	78.7	669
550,001 - 600,000	4	2,253,099	3.5	7.31	88.9	688
600,001 - 750,000	4	2,652,251	4.1	7.67	70.7	668
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	7	686,988	1.1	7.25	41.6	619
50.001 - 55.000	4	773,774	1.2	7.52	52	629
55.001 - 60.000	6	1,471,946	2.3	8	57.7	645
60.001 - 65.000	10	2,099,672	3.2	7.76	64.1	605
65.001 - 70.000	15	3,595,843	5.5	7.7	69.3	635
70.001 - 75.000	22	3,648,277	5.6	7.29	74.2	644
75.001 - 80.000	84	18,278,363	28.1	7.56	79.7	674
80.001 - 85.000	47	7,197,353	11.1	7.75	84.8	618
85.001 - 90.000	137	24,887,111	38.3	7.51	89.8	668
90.001 - 95.000	47	2,128,051	3.3	8.95	94	663
95.001 - 100.000	1	165,808	0.3	8.75	100	689
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	81	14,386,578	22.2	7.78	81.5	662
1.00	37	8,594,253	13.2	7.75	82.5	656
2.00	215	35,405,278	54.5	7.55	82.6	655
3.00	47	6,547,077	10.1	7.43	79.2	661
Total:	380	64,933,187	100.0	7.62	82.0	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	224	33,560,610	51.7	7.55	85.3	648
Reduced	65	11,578,836	17.8	7.53	82	664
No Income/ No Asset	1	177,000	0.3	7.6	50.6	667
Stated Income / Stated Assets	90	19,616,741	30.2	7.77	76.7	668
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Investor	380	64,933,187	100	7.62	82	657
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	69	19,291,401	29.7	7.41	81	657
Florida	57	9,962,193	15.3	7.57	83.4	659
New York	18	5,923,956	9.1	7.61	75.1	645
Nevada	25	4,764,606	7.3	7.45	82.6	669
Arizona	14	2,170,313	3.3	7.65	86	660
Illinois	19	2,163,766	3.3	7.31	77.2	658
Georgia	18	2,157,976	3.3	7.8	85.2	659
New Jersey	9	1,970,821	3	7.93	76.7	641
Michigan	15	1,573,384	2.4	8.39	83.8	661
Massachusetts	6	1,305,363	2	7.41	88	654
Virginia	12	1,194,409	1.8	8.1	84.9	662
Colorado	10	1,040,313	1.6	7.84	81.4	670
Maryland	12	1,009,467	1.6	8.45	86.7	638
Oregon	8	1,002,168	1.5	7.67	87.1	666
Connecticut	7	996,520	1.5	7.97	86.3	630
Other	81	8,406,531	12.9	7.84	84.8	662
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	191	29,003,377	44.7	7.69	85.4	672
Refinance - Rate Term	10	1,866,898	2.9	7.13	80.3	706
Refinance - Cashout	179	34,062,912	52.5	7.58	79.3	642
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	2	484,468	0.7	6.58	72.2	660
A2/28	287	55,721,638	85.8	7.58	82.4	655
A3/27	13	2,540,389	3.9	7.33	83.1	696
A5/25	7	1,560,325	2.4	7.04	85.3	675
BALLOON	2	92,358	0.1	12.93	94.9	684
FIXED	69	4,534,009	7.0	8.37	76.1	657
Total:	380	64,933,187	100.0	7.62	82.0	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	276	43,700,086	67.3	7.62	82.5	653
2 Family	43	7,868,995	12.1	7.5	82.6	652
3-4 Family	20	5,723,231	8.8	8	75.2	677
Condo	29	5,164,830	8	7.53	84.9	664
PUD	12	2,476,045	3.8	7.1	81.4	690
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	9	2,487,019	4.1	7.27	82.4	726
4.01 - 4.50	6	931,238	1.5	6.51	72.1	630
4.51 - 5.00	7	1,665,106	2.8	7.37	84.6	707
5.01 - 5.50	6	732,765	1.2	7.1	78	659
5.51 - 6.00	61	13,910,414	23.1	6.99	83.3	678
6.01 - 6.50	49	9,929,715	16.5	7.26	84.8	656
6.51 - 7.00	136	24,900,269	41.3	7.88	81.3	639
7.01 - 7.50	14	3,060,843	5.1	7.96	84.1	660
7.51 - 8.00	8	912,420	1.5	8.17	89.9	662
8.01 - 8.50	6	1,015,180	1.7	9.11	76.3	605
8.51 - 9.00	7	761,851	1.3	9.32	81.1	650
Total:	309	60,306,820	100	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
10 - 12	3	571,208	0.9	6.9	71.6	643
13 - 15	1	188,956	0.3	8.65	95	738
16 - 18	3	687,641	1.1	8.26	75.1	684
19 - 21	66	14,689,814	24.4	7.66	82.1	652
22 - 24	216	40,068,487	66.4	7.54	82.7	655
31 - 33	3	995,255	1.7	7.42	81.5	721
34 - 36	10	1,545,134	2.6	7.27	84.1	679
37 >=	7	1,560,325	2.6	7.04	85.3	675
Total:	309	60,306,820	100	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	3	962,411	1.6	5.82	68.3	633
11.51 - 12.00	6	1,672,068	2.8	6.87	82	683
12.01 - 12.50	11	1,950,661	3.2	6.72	81	687
12.51 - 13.00	36	7,868,497	13	6.93	84.9	663
13.01 - 13.50	60	13,162,142	21.8	7.29	85.7	664
13.51 - 14.00	66	15,045,318	24.9	7.48	82.2	665
14.01 - 14.50	47	8,359,108	13.9	7.99	77.3	646
14.51 - 15.00	44	6,916,492	11.5	8.13	84	656
15.01 - 15.50	22	3,041,391	5	8.78	79.9	619
15.51 - 16.00	10	1,068,248	1.8	9.21	85.2	583
16.01 - 16.50	2	93,932	0.2	9.77	61.7	560
16.51 - 17.00	2	166,551	0.3	10.35	75.4	554
Total:	309	60,306,820	100	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	5	830,226	1.4	6.81	76.2	702
4.51 - 5.50	3	774,082	1.3	5.64	58.6	609
5.51 - 6.00	7	1,481,795	2.5	6.6	79	657
6.01 - 6.50	12	2,372,667	3.9	6.58	83.7	677
6.51 - 7.00	54	13,283,349	22	6.92	84	670
7.01 - 7.50	65	14,191,580	23.5	7.33	85.3	669
7.51 - 8.00	71	14,431,875	23.9	7.8	82.4	665
8.01 - 8.50	46	7,814,318	13	8.33	78	627
8.51 - 9.00	27	3,197,182	5.3	8.71	86.2	620
9.01 - 9.50	10	1,293,181	2.1	9.37	75.1	607
9.51 - 10.00	7	502,722	0.8	9.89	82.2	545
10.01 - 10.50	1	53,953	0.1	10.05	80	525
10.51 - 11.00	1	79,890	0.1	10.8	65	561
Total:	309	60,306,820	100	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	13	2,936,932	4.9	7.19	84.1	647
2.00	126	25,792,929	42.8	7.73	82.8	642
3.00	170	31,576,959	52.4	7.44	82.0	670
Total:	309	60,306,820	100.0	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	125	22,699,155	37.6	7.43	82.3	671
1.50	151	30,826,239	51.1	7.68	82.5	642
2.00	33	6,781,426	11.2	7.39	82.8	683
Total:	309	60,306,820	100.0	7.55	82.5	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	343	56,118,744	86.4	7.65	81.9	653
24	1	173,804	0.3	6.7	92.9	730
60	25	6,144,039	9.5	7.39	82.5	683
120	11	2,496,600	3.8	7.38	82.3	672
Total:	380	64,933,187	100	7.62	82	657

*

Note, for second liens, CLTV is employed in this calculation.